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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 20, 2001




                      DOSKOCIL MANUFACTURING COMPANY, INC.
             (Exact name of registrant as specified in its charter)




                  TEXAS                                  333-37081                         75-1281683
       (State or other jurisdiction                (Commission File No.)                (I.R.S. Employer
    of incorporation or organization)                                                  Identification No.)

4209 BARNETT BOULEVARD, ARLINGTON, TEXAS                                                      76017
(Address of principal executive offices)                                                    (Zip code)

                                 (817) 467-5116
               Registrant's telephone number, including area code:

                                       N/A

          (Former Name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On November 20, 2001, in connection with its proposed financial restructuring, Doskocil Manufacturing Company, Inc. (the "Company") entered into a Restructure Agreement with its bank lenders. Pursuant to the Restructure Agreement, the bank lenders have agreed that they will not exercise rights and remedies available to them with respect to specified defaults under the Company's credit facility and its additional credit facility during the period beginning on October 15, 2001 and ending on the earliest to occur of the following (the "Termination Date") (i) any further default, (ii) a breach by the Company of its obligations under the Restructure Agreement, (iii) the occurrence of any event such that any term or condition of the restructuring arrangement with the bank lenders is not capable of being met in any material respect on the contemplated time table, or (iv) the Company's agreement with the ad hoc committee of holders of its 10 1/8% senior subordinated notes is terminated or ceases to be a binding obligation of any party thereto. The Restructure Agreement also temporarily amends provisions in the credit facility with respect to the borrowing base and the maximum borrowing amount for periods ending on or before the earlier of the Termination Date and the making of certain specified capital contributions to the Company. A copy of the Restructure Agreement is filed as Exhibit 10.1 to this report and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit 10.1 Restructure Agreement, dated as of October 15, 2001, by and among the Company, the financial institutions listed on the signature pages thereto and Bank of America, N.A., as administrative agent.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

         Dated: November 30, 2001


                                        DOSKOCIL MANUFACTURING COMPANY, INC.



                                        By: /s/ SUSAN RICHMAN
                                            -----------------------------------
                                            Susan Richman, Vice President and
                                             Chief Financial Officer



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                                INDEX OF EXHIBITS

Exhibit
Number   Description
------   -----------
10.1     Restructure Agreement, dated as of October 15, 2001, by and among the
         Company, the financial institutions listed on the signature pages thereto and Bank of America, N.A., as administrative agent.



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